UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2025

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2025, Sunnova Energy International Inc. (the “Company”) and Ms. Kimberly Hammer, Senior Vice President, Chief Accounting Officer, confirmed the terms of Ms. Hammer’s separation of employment following Ms. Hammer’s expression of an intention to resign to pursue other opportunities. Ms. Hammer intends to serve as Senior Vice President, Chief Accounting Officer through May 31, 2025. Based on Ms. Hammer’s departure date, she will remain Senior Vice President, Chief Accounting Officer when the Company files its 2024 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter ending March 31, 2025. Subject to Ms. Hammer remaining employed with the Company through May 31, 2025 (such date, the “Separation Date”), Ms. Hammer’s employment will automatically terminate on the Separation Date and the Company will consider the termination a termination of employment without Cause under Section 3.3 of the Executive Severance Agreement entered into between Ms. Hammer and the Company, effective as of August 26, 2019 (the “Severance Agreement”), in accordance with and subject to the terms thereof. Provided, however, that the any amounts payable pursuant to 3.3(a)(ii) and (iii) will be paid in a lump sum payment on the next pay period following Ms. Hammer’s satisfaction of the conditions precedent contained within the Severance Agreement.

Except as noted above, the terms and conditions of the Severance Agreement are substantially similar to those described in the Form of Executive Severance Agreement incorporated by reference as Exhibit 10.19 to the Company’s Form 10-K filed on February 22, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: February 18, 2025	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer